UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 17, 2022
CROCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

13601 Via Varra
Broomfield,	Colorado	80020
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	CROX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.45) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on December 22, 2021, Crocs, Inc. (the “Company”) entered into a definitive agreement to acquire (the “Acquisition”) HEYDUDE®, a privately-owned casual footwear brand, pursuant to a Securities Purchase Agreement (the “Agreement”) by and among: (i) the Company; (ii) Full Fortune Wealth Limited, a company with limited liability incorporated under the laws of Hong Kong (“HK Seller”); (iii) Mr. Daniele Guidi (“US Seller” and, together with HK Seller, “Sellers”, and each individually, a “Seller”); (iv) Full Fortune Intellectual Limited, a company with limited liability incorporated under the laws of Hong Kong (“FF Intellectual”); (v) Full Fortune Worldwide Limited, a company with limited liability incorporated under the laws of Hong Kong (“FF Worldwide”); (vi) Full Fortune Online Limited, a company with limited liability incorporated under the laws of Hong Kong (“FF Online” and collectively with FF Intellectual and FF Worldwide the “HK Acquired Companies”); (vii) Happy One LLC, a limited liability company formed under the laws of the State of Nevada (“Happy One”); (viii) Lucky Top Inc., a corporation incorporated under the laws of the State of Delaware (“Lucky Top” and together with Happy One, the “US Acquired Companies”); (ix) Mr. Alessandro Rosano (“Guarantor”); and (x) HK Seller, in its capacity as representative and agent for Sellers.

Item 1.01. Entry into a Material Definitive Agreement.

Term Loan B Facility

On February 17, 2022, the Company entered into a credit agreement (the “Term Loan B Credit Agreement”) with Citibank, N.A., as administrative agent and lender, to among other things, finance a portion of the cash consideration for the Acquisition.

The Term Loan B Credit Agreement provides for an aggregate term loan B facility in the principal amount of $2.0 billion, which is secured by substantially all of the Company’s and each subsidiary guarantor’s assets on a pari passu basis with their obligations arising from the PNC Credit Agreement (as defined below) and is scheduled to mature on February 17, 2029, subject to certain exceptions set forth in the Term Loan B Credit Agreement. Subject to certain conditions, including, without limitation, satisfying certain leverage ratios, the Company may, at any time, on one or more occasions, add one or more new classes of term facilities and/or increase the principal amount of the loans of any existing class by requesting one or more incremental term facilities.

Each term loan borrowing which is an alternate base rate borrowing will bear interest at a rate per annum equal to the Alternate Base Rate (as defined in the Term Loan B Credit Agreement), plus 2.50%. Each term loan borrowing which is a term benchmark borrowing will bear interest at a rate per annum equal to (i) the Adjusted Term SOFR Rate (as defined in the Term Loan B Credit Agreement) plus (ii) 3.50%.

The Term Loan B Credit Agreement also contains customary affirmative and negative covenants, incurrence financial covenants, representations and warranties, events of default and other provisions.

The foregoing summary of the Term Loan B Credit Agreement does not purport to be complete and is subject to and is qualified in its entirety by the terms of the Term Loan B Credit Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Revolving Credit Facility Credit Agreement Amendment

In connection with the Acquisition, on February 17, 2022, the Company and its subsidiaries, Crocs Retail, LLC, Jibbitz, Inc., Colorado Footwear C.V. and Crocs Europe B.V., as borrowers, and the guarantors named therein, entered into the Fourth Amendment to the Second Amended and Restated Credit Agreement (the “Fourth Amendment”), with the lenders party thereto, and PNC Bank, National Association, as administrative agent, which amended certain terms of the Second Amended and Restated Credit Agreement, dated July 26, 2019 (as amended, the “PNC Credit Agreement”).

Pursuant to the Fourth Amendment, the PNC Credit Agreement was amended to, among other things, (i) increase the total commitments under the PNC Credit Agreement by $100.0 million, resulting in total commitments increasing to $600.0 million, (ii) permit the transactions contemplated by the Acquisition, including the issuance of the debt contemplated by the Term Loan B Credit Agreement, and (iii) amend certain other provisions to be more favorable to the Company and to be consistent with the Term Loan B Credit Agreement and the Company’s other debt instruments, including the ability to issue additional debt subject to compliance with certain financial ratios.

The foregoing summary of the Fourth Amendment does not purport to be complete and is subject to and is qualified in its entirety by the terms of the Fourth Amendment, which is attached hereto as Exhibit 10.2, and incorporated herein by reference.

Supplemental Indentures

In connection with the consummation of the Acquisition, the Company, Hey Dude LLC, Happy One and Lucky Top (Lucky Top, together with Hey Dude LLC and Happy One, the “Additional Guarantors” and, each, an “Additional Guarantor”) and U.S. Bank Trust Company, National Association (the “Trustee”), entered into a (i) First Supplemental Indenture (the “2029 Notes Supplemental Indenture”), dated as of February 17, 2022, which amends and supplements the Indenture (the “2029 Notes Original Indenture” and, together with the 2029 Notes Supplemental Indenture, the “2029 Notes Indenture”), dated as of March 12, 2021, by and among the Company, the guarantors party thereto from time to time and the Trustee, governing the Company’s 4.250% Senior Notes due 2029 (the “2029 Notes”), and (ii) First Supplemental Indenture (the “2031 Notes Supplemental Indenture”), dated as of February 17, 2022, which amends and supplements the Indenture (the “2031 Notes Original Indenture” and, together with the 2031 Notes Supplemental Indenture, the “2031 Notes Indenture” and, together with the 2029 Notes Indenture, the “Indentures” and, each, an “Indenture”), dated as of August 10, 2021, by and among the Company, the guarantors party thereto from time to time and the Trustee, governing the Company’s 4.125% Senior Notes due 2031 (the “2031 Notes” and, together with the 2029 Notes, the “Notes”).

As a condition to the Trustee entering into the Indentures and the purchases of the Notes by the holders thereof, the Company agreed pursuant to the Indentures to cause any restricted subsidiary of the Company that is required to provide a guarantee or is a borrower under certain of the Company debt instruments (including the Term Loan B Credit Agreement and the PNC Credit Agreement) to provide a guarantee under each Indenture. In connection with the Acquisition, each Additional Guarantor became a restricted subsidiary of the Company that was required to provide a guarantee or is a borrower under the Term Loan B Credit Agreement and the PNC Credit Agreement.

The foregoing description of the Indentures does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2029 Notes Original Indenture, which was included as Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2021, and the 2031 Notes Original Indenture, which was included as Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the SEC on August 10, 2021, and each of which is incorporated into this Item 1.01 of this Current Report on Form 8-K by reference, and the full text of the 2029 Notes Supplemental Indenture and the 2031 Notes Supplemental Indenture, which are included as Exhibits 4.1 and 4.2 hereto, respectively, and incorporated herein by reference.

The disclosure contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Securities Purchase Agreement

On February 17, 2022, the Company completed (the “Closing”) the purchase of all of the issued and outstanding equity securities of each of the HK Acquired Companies and the US Acquired Companies pursuant to the Agreement. Guarantor indirectly owned all of the equity securities of HK Seller, and HK Seller owned all of the equity securities of each of the HK Acquired Companies (collectively, the “HK Purchased Securities”), which constituted all of the issued and outstanding equity securities of the HK Acquired Companies, and US Seller owned all of the equity securities in the US Acquired Companies (collectively, the “US Purchased Securities”, and, together with the HK Purchased Securities, the “Purchased Securities”).

Pursuant to the Agreement, the Company paid aggregate consideration to Sellers of $2.05 billion in cash (the “Cash Consideration”) and the Company issued to HK Seller 2,852,280 shares of the Company’s common stock (the “Equity Consideration Shares”). The Equity Consideration Shares will be subject to a lock-up period beginning on February 17, 2022 (the “Closing Date”) and continuing to, and including, the date that is 12 months after the Closing Date, provided that (a) on the date that is six months after the Closing Date, 50% of the Equity Consideration Shares will be released from the lock-up, and (b) on the date that is twelve months after the Closing Date, the remaining 50% of the Equity Consideration Shares will be released from the lock-up. The Cash Consideration is subject to adjustment based on, among other things, the cash, indebtedness, transaction expenses and working capital of the Acquired Companies and their respective subsidiaries as of the Closing.

The Company, the Acquired Companies and Sellers agreed to customary representations, warranties, and covenants in the Agreement. Subject to certain limitations, Sellers are required to indemnify the Company for certain losses resulting from breaches of the Acquired Companies’ and Sellers’ representations, warranties and covenants made in the Agreement and for certain other matters, in each case, as set forth in the Agreement. A portion of the Cash Consideration ($125.0 million) was placed in an escrow account to partially secure the indemnification obligations of Sellers, which will be released to Sellers, less any amounts that have been released to compensate the Company as provided in the Agreement, after the date that is 18 months after the Closing Date.

The Equity Consideration Shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 23, 2021, and is incorporated herein by reference.

Termination of Financing Commitment

On February 17, 2022, in connection with the Closing, the Company terminated the commitment letters, dated as of December 22, 2021, with, among others, Citibank, N.A., and related letters with respect to such lenders’ financing commitments to provide to the Company (i) a $500.0 million backstop senior secured revolving credit facility while the Company sought to obtain an amendment to the PNC Credit Agreement to, among other things, permit the Acquisition and the incurrence of additional indebtedness to fund the Acquisition, and (ii) a senior secured term loan B facility in an aggregate principal amount equal to $2.0 billion.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the issuance of the Equity Consideration Shares is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 17, 2022, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of the Acquired Companies required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information reflecting the Acquisition, to the extent required by this item, will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*
Securities Purchase Agreement, dated as of December 22, 2021, by and among: (i) Crocs, Inc.; (ii) Full Fortune Wealth Limited; (iii) Mr. Daniele Guidi; (iv) Full Fortune Intellectual Limited; (v) Full Fortune Worldwide Limited; (vi) Full Fortune Online Limited; (vii) Happy One LLC; (viii) Lucky Top Inc.; (ix) Mr. Alessandro Rosano; and (x) Full Fortune Wealth Limited, in its capacity as representative and agent for Sellers (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC December 23, 2021).

4.1	First Supplemental Indenture, dated February 17, 2022, by and among Crocs, Inc., Hey Dude LLC, Happy One LLC and Lucky Top Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated February 17, 2022, by and among Crocs, Inc., Hey Dude LLC, Happy One LLC and Lucky Top Inc. and U.S. Bank Trust Company, National Association, as trustee.

10.1**	Term Loan Credit Agreement, dated February 17, 2022, by and among Crocs, Inc., the lenders from time to time party thereto and Citibank, N.A., as administrative agent.

10.2**
Fourth Amendment to Second Amended and Restated Credit Agreement, dated February 17, 2022, by and among Crocs, Inc., Crocs Retail, LLC, Jibbitz, Inc., Colorado Footwear C.V., Crocs Europe B.V., the guarantors named therein, the lenders named therein, and PNC Bank, National Association, as administrative agent.

99.1	Crocs, Inc. press release dated February 17, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request; provided that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
** Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: February 18, 2022	By:	/s/ Daniel P. Hart
Daniel P. Hart
Executive Vice President, Chief Legal and Risk Officer